UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2024

IGC PHARMA, INC. (Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10024 Falls Road, Potomac, Maryland 20859 (Address of principal executive offices) (Zip Code)

(301) 983-0998 (Registrant’s telephone number, including area code)

_____________________________________________________

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 22, 2024, IGC Pharma, Inc. (“IGC” or the “Company”) entered into the 2024 Share Purchase Agreement (the “2024 SPA”) with Bradbury Asset Management (Hong Kong) Limited (“Bradbury”) relating to the sale and issuance by our company to the investors of an aggregate of 8,823,529 shares of our common stock, for a total purchase price of $3,000,000 or $0.34 per share, subject to the terms and subject to the conditions set forth in the 2024 SPA.  The investment is subject to customary closing conditions, including NYSE approval.  The investor will receive unregistered shares of IGC common stock. The 2024 SPA is attached as Exhibit 10.1. After giving effect to the purchase, we will have approximately 75,365,061 shares of common stock outstanding.  The transaction was not registered under the Securities Act of 1933 in reliance on the exemption provided by Section 4(a)(2) thereof. As per the 2024 SPA, the investor will receive piggyback registration rights subject to certain restrictions.

The Purchase Agreement contains certain representations, warranties, and covenants. In addition, both parties have agreed to indemnify each other for losses arising out of breaches of their respective representations, warranties, and covenants and for certain liabilities related to each party’s business, subject to customary limitations.

The foregoing description of the 2024 Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 hereto, which is incorporated by reference. Except for the historical information contained herein, this report contains forward-looking statements that involve risk and uncertainties, such as statements related to the anticipated closing of the offering. The risks and uncertainties involved include the risks detailed from time to time in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and quarterly reports on Form 10-Q.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 is incorporated herein by reference.

If and when the shares are issued, they will be issued pursuant to the exemption contained under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On March 26, 2024, we issued a press release announcing the investment by Bradbury. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Share Purchase Agreement, dated March 22, 2024, between IGC Pharma, Inc. and Bradbury Asset Management (Hong Kong) Limited (“Bradbury”).*
99.1	Press release issued by IGC Pharma, Inc. on March 26, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.

The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGC Pharma, Inc.

Dated: March 26, 2024	By:	/s/ Ram Mukunda
Name: Ram Mukunda
Title: CEO